                                                                   Exhibit 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1996 included in Equity Marketing, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



Los Angeles, California
October 31, 1996                                  ARTHUR ANDERSEN LLP